UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2007

PACIFIC COAST NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	333-118859	61-145-3556
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.
incorporation)

905 Calle Amanecer, Suite 100
San Clemente, California 92673-6275
(Address of principal executive offices) (Zip Code)

(949) 361-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed ‘filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 5, 2007, Pacific Coast National Bancorp issued a press release announcing certain financial results for the year ended December 31, 2006. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated April 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACIFIC COAST NATIONAL BANCORP

Dated: April 5, 2007	By:	/s/ Michael Hahn
	Name:	Michael Hahn
	Title:	President

Index to Exhibits

Exhibit
Number	Exhibit Title

99.1	Press Release, dated April 5, 2007